EXHIBIT 10.2

EXECUTION VERSION

OMNIBUS AMENDMENT AGREEMENT

THIS OMNIBUS AMENDMENT AGREEMENT is dated as of October 1, 2016 (this “Amendment”) between RENAISSANCE REINSURANCE LTD., a Bermuda company (“RRL”) and CITIBANK EUROPE PLC (the “Bank”). In addition, BANK OF NEW YORK MELLON, as Custodian under the RSRL Control Agreement referred to below (the “Custodian”), is executing this Amendment to reflect its agreement to the amendment of the RSRL Control Agreement provided in Section 1 hereof and to acknowledge the directions contained in such Section.
Background Statement
RenaissanceRe Specialty Risks Ltd., a Bermuda company (“RSRL”), and the Bank are parties to an Agreement, dated November 24, 2014 (the “LC Agreement”), pursuant to which the Bank has agreed, on the terms and conditions set forth therein, to establish letter of credit for the account of RSRL. All capitalized terms used but not defined herein shall have the meanings given to them in the LC Agreement.

RSRL and the Bank entered into a Pledge Agreement, dated as of November 24, 2014 (the “RSRL Pledge Agreement”), pursuant to which RSRL granted to the Bank a security interest in custodial account number RREF0675002 (the “RSRL Account”) and the property held therein. RSRL, the Bank, and the Custodian entered into an Account Control Agreement, dated as of November 24, 2014 (the “RSRL Control Agreement”), pursuant to which the Bank perfected its security interest in the RSRL Account and the Collateral (as defined in the RSRL Control Agreement) therein.
RSRL has merged into RRL. RRL continues as the surviving corporation pursuant to s104A of the Companies Act 1981 of Bermuda. RRL acknowledges and agrees that, as the surviving corporation, it has assumed all of the rights and obligations of RSRL under the Facility Documents (as defined in the Pledge Agreement, including without limitation, the LC Agreement, the RSRL Pledge Agreement and the RSRL Control Agreement). Without limiting the generality of the foregoing, RRL acknowledges that it has assumed the obligations of RSRL under the LC Agreement with respect to any letters of credit that remain outstanding in the name of RSRL. RRL and the Bank desire to amend the Facility Documents to replace all references to RSRL with references to RRL. In addition, RRL and the Bank desire to have the RSRL Account redesignated as an account of RRL.
Statement of Agreement
In consideration of the mutual covenants and agreements contained in this Amendment, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Amendment. The Bank and RRL agree that each Facility Document shall be hereby amended to (x) replace each reference to RenaissanceRe Specialty Risks Ltd. with Renaissance Reinsurance Ltd. and to replace each reference to RSRL with RRL. Notice of this amendment is hereby given to the Custodian of the RSRL Account and the Custodian is hereby directed to redesignate the RSRL Account as an account of RRL.

2.
Amendment of Security Interest Filings. The Bank will file (or direct any third party to file on its behalf) in the appropriate recording offices any Uniform Commercial Code (“UCC”) amendments and all other documentation required to reflect the change of the name of the Debtor in respect of the RSRL Account.

3.	L/C Obligations. RRL acknowledges that it has assumed the obligations of RSRL under the LC Agreement with respect to any letters of credit that remain outstanding in the name of RSRL

4.	Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

5.
Counterparts; Delivery of Signature Pages. This Amendment may be executed in two or more counterparts each of which will be deemed an original, but all of which together will constitute one and the same instrument. This Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

RENAISSANCE REINSURANCE LTD.

By:    /s/ Stephen H. Weinstein
Name:    Stephen H. Weinstein
Title:    SVP

CITIBANK EUROPE PLC

By:    /s/ Niall Tuckey
Name:    Niall Tuckey
Title:    Director

[Signature Page 1 to Amendment Agreement]

Solely for purposes of agreeing to the
amendment of the Control Agreement
contemplated by Section 1:

THE BANK OF NEW YORK MELLON
By: /s/ Dawn V. Robertson
Name: Dawn V. Robertson
Title: Vice President

[Signature Page 2 to Amendment Agreement]